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                                                                Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Plan's previously filed Form S-8. Registration Statement No. 333-46940.


                                                    /s/ Arthur Andersen LLP

Birmingham, Alabama
June 17, 2002